Exhibit 10.1
                                                                    ------------



                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                          (TEHACHAPI PASS WIND PROJECT)
                          -----------------------------


     This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (TEHACHAPI PASS WIND PROJECT) (this "Amendment") is executed as of July 5, 2006, among ENRON WIND
                --------
SYSTEMS, LLC, a California limited liability company ("EWS"), ZWHC, LLC, a
                                                       ---
California limited liability company ("ZWHC"), ZOND WINDSYSTEM PARTNERS, LTD.
                                       ----
SERIES 85-A, a California Limited Partnership ("ZWP 85-A"), ZOND WINDSYSTEM
                                                --------
PARTNERS, LTD. SERIES 85-B, a California Limited Partnership ("ZWP 85-B", and,
                                                               --------
together with EWS, ZWHC and ZWP 85-A, collectively "Sellers"), AES TEHACHAPI
                                                    -------
WIND, LLC, a Delaware limited liability company ("Purchaser"), and SEAWEST
                                                  ---------
HOLDINGS, INC., a California corporation.

                                   WITNESSETH:
                                   ----------

     WHEREAS, Sellers, Purchaser and Purchaser Parent entered into that certain Purchase and Sale Agreement (Tehachapi Pass Wind Project) dated April 12, 2006 (the "Agreement"), for the sale of certain property located in Kern County,
      ---------
California, as more particularly described in the Agreement; and

     WHEREAS, Sellers, Purchaser and Purchaser Parent now desire to modify certain provisions of the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers, Purchaser and Purchaser Parent agree as follows:

     1. Defined Terms. All capitalized terms used herein and not defined shall
        -------------
have the meaning set forth in the Agreement.

     2. Extension. Section 5.2(b) of the Agreement is hereby amended by
        ---------
extending the Outside Date until August 31, 2006, in lieu of July 31, 2006 as provided therein.

     3. Counterparts. This Amendment may be executed in multiple counterparts,
        ------------
each of which, when assembled to include an original or faxed signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed agreement. All such fully executed original or faxed counterparts will collectively constitute a single agreement.

     4. Full Force and Effect. Except as modified hereby, the Agreement shall
        ---------------------
remain in full effect and this Amendment shall be binding upon Sellers, Purchaser and Purchaser Parent and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Agreement, this Amendment shall prevail.

                            (signature page follows)


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



                     Executed on the day and year set forth above.

                              SELLERS:

                              ENRON WIND SYSTEMS, LLC,
                              a California limited liability company

                              By: Enron Wind LLC,
                                  its sole member

                                  By: Enron Renewable Energy Corp.,
                                      its sole member


                                      By:    /s/ Jesse E. Neyman
                                             -------------------------------------
                                      Name:  Jesse E. Neyman
                                             -------------------------------------
                                      Title: President and Chief Executive Officer
                                             -------------------------------------


                              ZWHC, LLC,
                              a California limited liability company

                              By: Enron Wind Systems, LLC,
                                  its sole member

                                  By: Enron Wind LLC,
                                      its sole member

                                      By: Enron Renewable Energy Corp.,
                                          its sole member

                                          By:    /s/ Jesse E. Neyman
                                                 -------------------------------------
                                          Name:  Jesse E. Neyman
                                                 -------------------------------------
                                          Title: President and Chief Executive Officer
                                                 -------------------------------------



                              ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California Limited Partnership

                              By: Zond Windsystems Management III LLC,
                                  its general partner

                                  By:    /s/ Jesse E. Neyman
                                         --------------------------------------
                                  Name:  Jesse E. Neyman
                                         --------------------------------------
                                  Title: President and Chief Executive Officer
                                         --------------------------------------


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

                              ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California Limited Partnership

                              By: Zond Windsystems Management IV LLC,
                                  its general partner

                                   By:    /s/ Jesse E. Neyman
                                          --------------------------------------
                                   Name:  Jesse E. Neyman
                                          --------------------------------------
                                   Title: President and Chief Executive Officer
                                          --------------------------------------


                              PURCHASER:

                              AES TEHACHAPI WIND, LLC,
                              a Delaware limited liability company

                              By:    /s/ Martin Crotty
                                     ------------------------------------------
                              Name:  Martin Crotty
                                     ------------------------------------------
                              Title: Vice President
                                     ------------------------------------------


                              PURCHASER PARENT:

                              SEAWEST HOLDINGS, INC.,
                              a California corporation

                              By:    /s/ Edward C. Hall III
                                     ------------------------------------------
                              Name:  Edward C. Hall III
                                     ------------------------------------------
                              Title: President
                                     ------------------------------------------









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